UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2018

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 E. City Avenue, Suite 809 Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On May 16, 2018, Entercom Communications Corp. (the “Company”) held its Annual Meeting of Shareholders.

(b) The following matters were voted on at the Company’s Annual Meeting of Shareholders:

(i)	the election of one Class A Director, in Board Class I, for a three year term expiring at the 2021 annual meeting of shareholders or until such Director’s successor is duly elected and qualified;

(ii)	the election of one other Director, in Board Class I, for a three year term expiring at the 2021 annual meeting of shareholders or until such Director’s successor is duly elected and qualified; and

(iii)	the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2018.

At the Company’s Annual Meeting of Shareholders:

(I)	David Levy was elected as a Class A Director, in Board Class I, for a three year term expiring at the 2021 annual meeting of shareholders or until his successor is duly elected and qualified;

(II)	Stefan M. Selig was elected as a Director, in Board Class I, for a three year term expiring at the 2021 annual meeting of shareholders or until his successor is duly elected and qualified

(III)	the shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2018.

The voting results were as follows:

(A)	Election of Class A Director in Board Class I:

Nominee	For	Withheld	Broker Non-Vote
David Levy	75,648,043	27,692,521	14,427,266

(B)	Election of another Director in Board Class I:

Nominee	For	Withheld	Broker Non-Vote
Stefan M. Selig	141,621,459	2,171,095	14,427,266

(C)	Ratification of The Selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2018.

For	Against	Abstain	Broker Non-Vote
155,971,167	2,231,112	17,530	11

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

By:	/s/ Andrew P. Sutor, IV
Andrew P. Sutor, IV Executive Vice President and Secretary

Dated: May 21, 2018